Exhibit 99.18

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-H

KEY PERFORMANCE FACTORS
MAY, 1999



        Expected B Maturity                                       09/17/01


        Blended Coupon                                          5.1353%



        Excess Protection Level
          3 Month Average  6.50%
          May, 1999  7.58%
          April, 1999  5.18%
          March, 1999  6.73%


        Cash Yield                                  19.45%


        Investor Charge Offs                        4.88%


        Base Rate                                   6.99%


        Over 30 Day Delinquency                     4.89%


        Seller's Interest                           6.97%


        Total Payment Rate                          14.69%


        Total Principal Balance                     $ 41,914,776,221.36


        Investor Participation Amount               $ 1,200,000,000.00


        Seller Participation Amount                 $ 2,922,256,702.87